UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2005

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

On October 4, 2005, the Amended and Restated Three-Year Revolving Credit Facility (the “Restated Three-Year Credit Facility”) entered into as of September 27, 2005 among The Interpublic Group of Companies, Inc. (“Interpublic”), the Initial Lenders named therein, and Citibank, N.A., as Administrative Agent, became effective. The Restated Three-Year Credit Facility replaces Interpublic’s previous three-year credit facility and modifies the financial covenants and the negative covenants under that facility, which are no longer in effect. The terms of the Restated Three-Year Credit Facility are more fully described in Interpublic’s 2004 Annual Report on Form 10-K filed with the SEC on September 30, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: October 5, 2005	By: /s/ Steven C. Planchard
Steven C. Planchard Vice President, Associate General Counsel and Assistant Secretary